Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

FIRST AMENDMENT TO PROMISSORY NOTE

This FIRST AMENDMENT (“Amendment”), dated as of May 30, 2022 but effective as of March 4, 2021 to the Promissory Note, dated as of March 4, 2021 (the “Note”) made by Blue Safari Group Acquisition Corp., a British Virgin Islands company (the “Maker”) to the order of First Euro Investments Limited. or his registered assigns or successors in interest (the “Payee”) in the principal amount of $200,000. All capitalized terms used herein and not otherwise defined herein shall have their respective meanings as set forth in this Amendment.

1.	Amendment to Note. This Amendment is hereby amended by adding “Maturity Date” as follows:

The initial maturity date of this Amendment shall be August 31, 2022, provided however, the Maker may in its sole discretion extend the initial maturity date of this Amendment for up to an additional six months (the “Maturity Date Extension”) in the event that the Maker has not repaid in full the principal amount and accrued interest evidenced by this Amendment by the initial maturity date (the initial maturity date, or such date as extended, is hereinafter referred to as the “Maturity Date”). In the event the Maker determines to effectuate the Maturity Date Extension, the Maker shall provide written notice to the Payee.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

Maker:

BLUE SAFARI GROUP ACQUISITION CORP.

By:	/s/ Naphat Sirimongkolkasem
Name:	Naphat Sirimongkolkasem
Title:	Chief Financial Officer

Payee:

FIRST EURO INVESTMENTS LIMITED

By:	/s/ Serena Shie
Name:	Serena Shie
Title:	Authorised signatory